SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2003

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-05                  04-3617147
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-a

On October 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-a, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-a relating to the distribution date of October 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2003


                             Payment Date: 10/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        106,538,883.93    5.242000%     6,967,199.43    465,397.36    7,432,596.78       0.00       0.00
                        A2          1,577,908.17    5.242000%     1,577,908.17      6,892.83    1,584,801.00       0.00       0.00
                        A3         29,000,000.00    5.242000%       421,759.71    126,681.67      548,441.38       0.00       0.00
                        A4            853,336.97    5.242000%        55,804.69      3,727.66       59,532.35       0.00       0.00
                        A5            696,685.99    0.000000%       109,838.30          0.00      109,838.30       0.00       0.00
Residual                AR                  0.00    5.242000%             0.00          0.02            0.02       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,169,639.96    5.242000%       196,648.57     26,951.04      223,599.61       0.00       0.00
                        B2          2,423,839.53    5.242000%        77,256.46     10,588.14       87,844.60       0.00       0.00
                        B3          1,982,941.36    5.242000%        63,203.46      8,662.15       71,865.61       0.00       0.00
                        B4            440,898.17    5.242000%        14,053.01      1,925.99       15,979.00       0.00       0.00
                        B5            881,062.73    5.242000%        28,082.63      3,848.78       31,931.41       0.00       0.00
                        B6            881,943.23    5.242000%        28,110.70      3,852.62       31,963.32       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        151,447,140.03     -            9,539,865.11    658,528.25   10,198,393.36     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         99,571,684.50              0.00
                                A2                  0.00              0.00
                                A3         28,578,240.29              0.00
                                A4            797,532.29              0.00
                                A5            586,847.69              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,972,991.39              0.00
                                B2          2,346,583.06              0.00
                                B3          1,919,737.90              0.00
                                B4            426,845.16              0.00
                                B5            852,980.10              0.00
                                B6            853,832.53              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        141,907,274.92     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    106,538,883.93     5.242000% 0605065B4    15.501301      1.035461    221.536746
                           A2      1,577,908.17     5.242000% 0605065C2    15.779082      0.068928      0.000000
                           A3     29,000,000.00     5.242000% 0605065D0    14.543438      4.368333    985.456562
                           A4        853,336.97     5.242000% 0605065E8    15.501301      1.035461    221.536746
                           A5        696,685.99     0.000000% 0605065F5    88.884148      0.000000    474.893157
Residual                   AR              0.00     5.242000% 0605065G3     0.000000      0.193930      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,169,639.96     5.242000% 0605065H1    23.382707      3.204643    710.224898
                           B2      2,423,839.53     5.242000% 0605065J7    23.382707      3.204643    710.224898
                           B3      1,982,941.36     5.242000% 0605065K4    23.382707      3.204643    710.224898
                           B4        440,898.17     5.242000% 0605065L2    23.382707      3.204643    710.224898
                           B5        881,062.73     5.242000% 0605065M0    23.382707      3.204643    710.224898
                           B6        881,943.23     5.242000% 0605065N8    23.382724      3.204645    710.225426
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     151,447,140.03       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       141,907,274.03   141,907,274.03
Loan count                    306              306
Avg loan rate           5.976522%             5.98
Prepay amount        9,358,999.17     9,358,999.17

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        82,171.53        82,171.53
Sub servicer fees            0.00             0.00
Trustee fees               378.62           378.62


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           91.808138%           100.000000%            138,666,815.06
   -----------------------------------------------------------------------------
   Junior            8.191862%             0.000000%             12,372,970.16
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           5                 2,363,164.75
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 5                 2,363,164.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           10,198,393.36         10,198,393.36
Principal remittance amount            9,539,865.11          9,539,865.11
Interest remittance amount               658,528.25            658,528.25